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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  iShares Trust
                                  -------------
             (Exact name of registrant as specified in its charter)

               State of Delaware                          See Below
 ---------------------------------------------     -----------------------
   (State of incorporation or organization)            (IRS Employer
                                                     Identification No.)

    c/o Investors Bank and Trust Company
      200 Clarendon Street, Boston, MA                      02116
 ---------------------------------------------     -----------------------
   (Address of principal executive offices)               (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class           Exchange                    I.R.S. Employer
to be Registered                                          Identification Number

iShares Lehman 1-3 Year
Treasury Bond Fund            American Stock Exchange     94-3405397

iShares Lehman 7-10 Year
Treasury Bond Fund            American Stock Exchange     94-3405396

iShares Lehman 20+ Year
Treasury Bond Fund            American Stock Exchange     94-3405395

iShares Lehman
Treasury Bond Fund            American Stock Exchange     94-3405398

iShares Lehman
Government/Credit Bond
Fund                          American Stock Exchange     94-3405393

iShares Lehman Liquid
Corporate Bond Fund           American Stock Exchange     41-2037237

iShares GS $InvesTop
Corporate Bond Fund           American Stock Exchange     41-2037251


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

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     Securities Act registration statement file number to which this form relates: 333-92935

     Securities to be registered pursuant to Section 12(g) of the Act: None.


     Item 1. Description of Registrant's Securities to be registered:

     Reference is made to the Registrant's Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A dated July 5, 2001 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729), each of which is incorporated herein by reference.

     Item 2. Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         iSHARES TRUST

Date:  July 10, 2002

                                         By: /s/ Sandra I. Madden
                                             ---------------------------
                                             Sandra I. Madden
                                             Assistant Secretary

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